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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC AUDITORS

To T.J.T., Inc.

        As independent auditors, we hereby consent to the incorporation by reference of our report dated November 15, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement on Form SB-2 File No. 33-98404 as filed with the Securities and Exchange Commission.

Balukoff, Lindstrom & Co. P.A.

Boise, Idaho
December 20, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC AUDITORS